THE PREFERRED INCOME FUND

Dear Shareholder:

     The Preferred Income Fund produced very strong total returns on net asset value ("NAV") of 4.7% in the fiscal third quarter and 19.2% for the 12 months through August 31, 1997. The total return on market price for the 12 months was even better at 21.7% reflecting a narrowing of the discount of the market price from NAV.

     The Fund's hedging strategies worked like clockwork in the third quarter. Wide swings in interest rates caused bond and preferred stock prices first to rise sharply and then to give up a good portion of those gains. NAV increased when prices were rising, as the appreciation in the Fund's portfolio easily outdistanced the decline in the value of our put option hedges. When the market reversed itself, our hedges helped stabilize the NAV against decline. Combined with some successful "mid-course adjustments" in the hedge along the way, this produced very good results overall.

     Active portfolio management in the trenches also paid off in the third quarter. Some sectors of the preferred market performed well while others lagged, which put a premium on being in the right place at the right time. When the smoke cleared, all areas of the Fund's preferred portfolio produced strong returns for the quarter.

     There were no unpleasant surprises in the tax package finally enacted in Washington. It did not include the Administration's previous proposals to reduce the Dividends Received Deduction ("DRD") for corporate investors and to restrict newer forms of hybrid preferreds, which look very much like traditional preferreds but do not qualify for the DRD. In the eyes of the market, this has officially "blessed" the tax law interpretations that have led to the increasing scarcity of traditional preferred stocks eligible for the DRD and the rapid growth of the hybrid market.

     The Fund's portfolio reflects the changing nature of the preferred market. We continue to buy traditional preferreds when they are attractive relative to hybrids. In some instances, however, their prices do not make sense, even for corporate investors taking the DRD into account, and we opt for more attractive hybrid preferreds. At quarter's end, hybrids accounted for roughly 21% of the Fund's portfolio.

     We are pleased with the accomplishments of the Fund and hope that our shareholders share that sense of satisfaction.

                                           Sincerely yours,

                                           /s/ Robert T. Flaherty

                                           Robert T. Flaherty
                                           Chairman of the Board

September 18, 1997

--------------------------------------------------------------------------------

Preferred Income Fund Incorporated

SUMMARY OF INVESTMENTS
AUGUST 31, 1997 (UNAUDITED)
---------------------------

                                                                                           PERCENT OF
                                                                                VALUE      TOTAL NET
                                                                               (000'S)       ASSETS
                                                                               --------    ----------
ADJUSTABLE RATE PREFERRED STOCKS
     Utilities..............................................................   $ 15,231         6.9%
     Banking................................................................     58,337        26.6
     Financial Services.....................................................        328         0.1
                                                                               --------       -----
          Total Adjustable Rate.............................................     73,896        33.6
                                                                               --------       -----
FIXED RATE PREFERRED STOCKS AND SECURITIES
     Utilities..............................................................     77,333        35.2
     Banking................................................................     23,475        10.7
     Financial Services.....................................................     27,575        12.6
     Industrial.............................................................      8,323         3.8
     Insurance..............................................................      3,756         1.7
                                                                               --------       -----
          Total Fixed Rate..................................................    140,462        64.0
                                                                               --------       -----
TOTAL PREFERRED STOCKS AND SECURITIES.......................................    214,358        97.6
COMMON STOCK
     Utilities..............................................................        834         0.4
REPURCHASE AGREEMENT........................................................      1,292         0.6
PURCHASED PUT OPTIONS.......................................................      1,893         0.9
                                                                               --------       -----
TOTAL INVESTMENTS...........................................................    218,377        99.5
OTHER ASSETS AND LIABILITIES (NET)..........................................      1,325         0.5
                                                                               --------       -----
          TOTAL NET ASSETS..................................................   $219,702       100.0%
                                                                               ========       =====

FINANCIAL DATA
PER SHARE OF COMMON STOCK (UNAUDITED)
-------------------------------------

                                                                                                 DIVIDEND
                                                  DIVIDEND     NET ASSET         NYSE          REINVESTMENT
                                                    PAID         VALUE       CLOSING PRICE      PRICE (1)
                                                  --------     ---------     -------------     ------------
December 31, 1996..............................    $0.840       $ 15.57        $ 14.7500          $15.23
January 31, 1997...............................     0.087         15.46          14.7500           14.73
February 28, 1997..............................     0.087         15.74          14.7500           14.88
March 31, 1997.................................     0.087         15.95          15.1250           15.16
April 30, 1997.................................     0.087         15.84          14.8750           14.94
May 31, 1997...................................     0.087         15.99          15.2500           15.27
June 30, 1997..................................     0.087         16.12          15.5625           15.59
July 31, 1997..................................     0.087         16.55          15.9375           16.03
August 31, 1997................................     0.087         16.47          15.6875           15.86

---------------
(1) Whenever the net asset value per share of the Fund's common stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated

                                           STATEMENT OF CHANGES IN NET ASSETS(1)
                                   NINE MONTHS ENDED AUGUST 31, 1997 (UNAUDITED)
                                   ---------------------------------------------

OPERATIONS:
    Net investment income.................................................................................  $  9,338,792
    Net realized gain on investments sold.................................................................     4,082,797
    Net unrealized appreciation of investments during the period..........................................     3,416,078
                                                                                                            ------------
        Net increase in net assets from operations........................................................    16,837,667

DISTRIBUTIONS:
    Dividends paid from net investment income to MMP* Shareholders........................................    (2,017,501)
    Distributions paid from net realized capital gains to MMP* Shareholders...............................       (93,525)
    Dividends paid from net investment income to Common Stock Shareholders................................    (8,725,313)
    Distributions paid from net realized capital gains to Common Stock Shareholders.......................    (6,386,813)
                                                                                                            ------------
        Net decrease in net assets........................................................................      (385,485)

NET ASSETS:
    Beginning of period...................................................................................   220,087,941
                                                                                                            ------------
    End of period.........................................................................................  $219,702,456
                                                                                                            ============

                                                         FINANCIAL HIGHLIGHTS(1)
                                   NINE MONTHS ENDED AUGUST 31, 1997 (UNAUDITED)
                           FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD.
                           -----------------------------------------------------

OPERATING PERFORMANCE:
    Net asset value, beginning of period..................................................................  $      16.50
                                                                                                            ------------
    Net investment income.................................................................................          0.95
    Net realized gain and unrealized appreciation on investments..........................................          0.77
                                                                                                            ------------
    Net increase in net asset value resulting from investment operations..................................          1.72

DISTRIBUTIONS:
    Dividends declared to MMP* Shareholders...............................................................         (0.21)
    Distributions paid from net realized capital gains to MMP* Shareholders...............................         (0.01)
    Dividends paid from net investment income(2)..........................................................         (0.89)
    Distributions paid from net realized capital gains(3).................................................         (0.65)
    Change in accumulated undeclared dividends on MMP* Shareholders.......................................          0.01
                                                                                                            ------------
    Total from distributions..............................................................................         (1.75)
                                                                                                            ------------
    Net asset value, end of period........................................................................  $      16.47
                                                                                                            ============
    Market value, end of period...........................................................................  $    15.6875
                                                                                                            ============
    Net assets, end of period.............................................................................  $219,702,456
                                                                                                            ============
    Common shares outstanding, end of period..............................................................     9,838,571
                                                                                                            ============
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS/SUPPLEMENTAL DATA:
    Net investment income.................................................................................          6.22%**
    Operating expenses....................................................................................          1.34%**

    Portfolio turnover rate...............................................................................            55%
EXPENSE RATIO TO TOTAL AVERAGE NET ASSETS (WHICH INCLUDES MMP*)
    Operating expenses....................................................................................          0.98%**

---------------

(1) These tables summarize the nine months ended August 31, 1997 and should be read in conjunction with the Fund's audited financial statements, including footnotes, in its Annual Report dated November 30, 1996.
(2) Includes dividends earned, but not paid out, in prior fiscal year.
(3) Paid from capital gains realized, but not paid out, in prior fiscal year.
 *  Money Market Cumulative Preferred(TM)Stock Shareholders.
 ** Annualized.

     DIRECTORS
       Martin Brody
       Donald F. Crumrine, CFA
       Robert T. Flaherty, CFA
       David Gale
       Morgan Gust
       Robert F. Wulf, CFA

     OFFICERS
       Robert T. Flaherty, CFA
         Chairman of the Board
         and President
       Donald F. Crumrine, CFA
         Vice President
         and Secretary
       Robert M. Ettinger, CFA
         Vice President
       Peter C. Stimes, CFA
         Vice President
         and Treasurer
       Carl D. Johns
         Assistant Treasurer

     INVESTMENT ADVISER
       Flaherty & Crumrine Incorporated
       e-mail: flaherty@westworld.com

     QUESTIONS CONCERNING YOUR SHARES OF PREFERRED
       INCOME FUND?
       - If your shares are held in a Brokerage
          Account, contact your Broker.
       - If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent --
               First Data Investor Services Group, Inc.
                    P.O. Box 1376
                    Boston, MA 02104
                    1-800-331-1710

     THIS REPORT IS SENT TO SHAREHOLDERS OF PREFERRED INCOME FUND
     INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.



                          [PREFERRED INCOME FUND LOGO]


                                   Quarterly
                                     Report





                                August 31, 1997